SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date October 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated October 21, 1998.




National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Oct-98
                          Pre-
                Pre-    Funding
    Collect   Funding   Reserve    Spread  Revolving   Cert    Trans-   Master
      Acct      Acct      Acct      Acct      Acct     Acct     feror  Servicer


 1         0         0         0   5443688         0        0        0        0
 2                   0         0     22429         0

 3
 4   3416956
 5         0
 6     16494
 7         0                                                                  0
 8    -52346                                                     52346
 9         0                                                                  0
10    -16494                        -22429                       38922
11  -2234819                                       0  2234819
12         0

13
14  -1129790                                          1129790
15                                                          0        0
16                                                          0
17                                                 0        0
18                                  527547
19                             0                            0        0
20                                       0                  0
21                                                          0
22                   0         0                   0        0
23                                                          0
24                   0                             0        0        0
25                   0                                      0
26                                                          0
27                                                          0                 0
28                                                          0        0

29
30                                                                   0
31                                                                   0
32        -0         0         0   5971234         0  3364610    91269        0
33                                                    3364610

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amount received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amts received from the Transferor, Master Servicer or Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts







13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to the Transferor with respect to
   Retransferred Contracts or property
29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Oct-98

                                                               Cert
                                                             Account   Payment
Available Amount                                              3364610

Payments on Payment Date

     (i)  Servicing Fee                                       -129714    129714
          NAFI Operating Depository Account
          First Union National Bank, Charlotte, NC
          Acct #2010000259454   -   ABA 053000219

    (ii)  Trustee, Collateral Agent                             -3734      3734
          and Custodian fees
          Harris Trust and Savings Bank
          (Legal Fees payable to Seward and Kissel)

   (iiia) Class A Interest                                    -347037    347037

   (iiib) Class A Principal                                  -2336602   2336602

    (iv)  Certificate Insurer                                  -19975     19975
          Financial Security Assurance
          Morgan Guaranty Trust
          Acct #000-33-345  ABA 021-000-238

     (v)  Collateral Agent (Spread Account)                   -527547    527547
          Harris Trust and Savings Bank

    (va)  Cross Collateralization To 96-1                           0         0

    (vi)  [Reserved]

    (vii) Unreimbursed expenses to the Trustee                      0         0

   (viii) Unreimbursed expenses to the Master Servicer              0         0

    (ix)  Unreimbursed expenses to the Standby Servicer             0         0

     (x)  Unreimbursed expenses to the Transferor                   0         0

    (xi)  Class B Certificate Holders                               0         0
          National Auto Finance Company, Inc.
          First Union National Bank
          Acct #2010000259454   -   ABA 053000219

Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial
Auto Funding Trust, National Auto Finance Company, Inc. and
Harris Trust and Savings Bank, the undersigned, as
the Master Servicer,  is providing the attached Monthly Statement
for the  Collection Period         30-Sep-98


   NATIONAL AUTO FINANCE COMPANY, INC.
   as Master Servicer


   Thomas Costanza       02-Nov-98
   Vice President, CFO


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                  21-Oct-98

                                                        1 Month      2 Months
(A) Portfolio Performance Tests:           Current:     Previous     Previous
                                           (yes/no)     (yes/no)     (yes/no)
Trigger Event  (Yes/No)                       yes          yes          yes

                                                         Monthly
Delinquencies                                          Delinquency
                            Delinquencies    ACPB         Ratio
            2 Months Prior:      8436646     79819637       10.570%
             1 Month Prior:      7327948     77828478        9.416%
                   Current:      7143784     75260784        9.492%
                                                             9.826%

                            Maximum Delinquency Ratio         8.25%

                                                         Monthly      Annual
Gross Defaulted Contracts                                Default      Default
                              Defaults       ACPB         Rate         Rate
            2 Months Prior:       806056     81120795        0.994%      11.924%
             1 Month Prior:      1191408     78824058        1.511%      18.138%
                   Current:      1234041     76544631        1.612%      19.346%
                                                             1.372%      16.469%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction            14.00%

                                                         Monthly      Annual
Losses                                                    Loss         Loss
                               Losses        ACPB         Rate         Rate
            2 Months Prior:       558390     81120795        0.688%       8.260%
             1 Month Prior:       367680     78824058        0.466%       5.597%
                   Current:       332875     76544631        0.435%       5.219%
                                                             0.530%       6.359%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                  21-Oct-98

                                                        1 Month      2 Months
(B) Insurance Agreement Event of Defaults               Previous     Previous
                                           Current:     (yes/no)     (yes/no)
Event of Default (Yes/No)                     no           no           no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                         Monthly
Delinquencies                                          Delinquency
                            Delinquencies    ACPB         Ratio
            2 Months Prior:      8436646     79819637       10.570%
             1 Month Prior:      7327948     77828478        9.416%
                   Current:      7143784     75260784        9.492%
                                                             9.826%

                            Maximum Delinquency Ratio        11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remainder of the transaction;


                                                         Monthly      Annual
Defaults                                                 Default      Default
                              Defaults       ACPB         Rate         Rate
            2 Months Prior:       806056     81120795        0.994%      11.924%
             1 Month Prior:      1191408     78824058        1.511%      18.138%
                   Current:      1234041     76544631        1.612%      19.346%
                                                             1.372%      16.469%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                  21-Oct-98


(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                         Monthly      Annual
Losses                                                    Loss         Loss
                               Losses        ACPB         Rate         Rate
            2 Months Prior:       558390     81120795        0.688%       8.260%
             1 Month Prior:       367680     78824058        0.466%       5.597%
                   Current:       332875     76544631        0.435%       5.219%
                                                             0.530%       6.359%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                    no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                     no

(iii) Breach of Servicer covenants                                      no

 (iv) Bankruptcy or insolvency of the Servicer                          no

 (v)  Material breach of representations and warranties                 no

 (vi) Certificate Insurer has not delivered a                           no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                           no
      this or other transactions

(viii)Claim under the policy                                            no



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate

          21-Oct-98


Class A Interest Schedule
     Opening Class A Principal Balance                                 70823915
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                              347037
     Prior Class A Interest Arrearage                                         0
     Class A Interest Due                                                347037

     Current Class A Interest Arrearage                                       0

Class A Principal Schedule

     Opening Class A Principal Balance                                 70823915

     Scheduled Principal                                                1094419
     Prepayments                                                         569284
     Liquidated Contracts                                                903991
     Less: Principal write-up adjustment
                                                                        2567695
     Retransfers                                                              0
                                                                        2567695

                                                  Class A Share - 91%   2336602
     Remaining Prefunding Account Balance                                     0
     Principal due to Class A                                           2336602

     Prepayment from Revolving Account                                        0
     Prepayment From Pre-Funding Account                                      0
     Prior Class A Arrearage                                                  0

     Class A Principal Due                                              2336602

     Class A Principal Distribution                                     2336602

     Current Class A Arrearage                                                0

     Ending Class A Principal Balance after current Distribution       68487313


Servicing Fee Schedule

     Beginning Collateral Balance                                      77828478
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                                129714
     Servicer Fee Due                                                    129714
     Servicer Fee Paid                                                   129714
     Current Servicing Fee Arrearage                                          0



National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                             0
Legal Fees                                                                 3734
Prior Trustee Fee Arrearage                                                   0
Current SEC and Trustee Fee                                                   0
Trustee Fee Due                                                            3734
Current Trustee Fee Arrearage                                              3734


Certificate Insurer Schedule

Ending  Class A Balance                                                68487313
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                                   19975


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Due to Class A Investors                                                      0
Closing Balance                                                               0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                             85200000
Opening Spread Account Balance                                          5443688
Less Interest Earned                                                     -22429
Opening Spread Account Balance                                          5443688
Required Balance Spread Account                                         6773471
Required Deposit to Spread Account                                      1329783
Ending Spread Account Balance                                           5971234
Remaining Deposit Required                                               802236

Cap                                                                     6773471

Floor                                                                  68487313
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Oct-98


Class A Certificate Factor

     Current Class A Balance                                           68487313
     Initial Class A Balance                                           85200000

                    Certificate Factor:                            0.8038417051

Aggregate Contract Principal Balance                                   75260784

Class A Balance                                                        68487313
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                        68487313

A Investor Percentage                                                     91.00%

Weighted Average Coupon                                                   19.08%

Weighted Average Maturity                                                 44.73

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Oct-98


Beginning of Transaction                      12/16/97
Payment Date                                  10/21/98
Month of Transaction                                10
Period Ended                                  09/30/98

Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                               3416956
Retransfer Amt received in respect of any Retransferred Contracts             0
Any income and gain from investments of funds in the Collect Acct         16494
Amts received from the Transferor, Master Servicer or Subservicer             0

Late Payment Fees collected with respect to the Contracts on Deposit      52346
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to  Retransferred Accounts                     0
Scheduled Principal                                                     1094419
Prepayments                                                              569284
Recoveries                                                               571116

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income and gain on investments of funds in the Cert Acct                  0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Payments to the Master servicer of Insurance and Liquidation Proceeds         0
Payments to the Transferor with respect to Retransferred Contracts or         0
     property
Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
     or has there ever been a claim?

Revolving Account
Beginning Balance                                                             0
Transfers                                                                     0
Over 3.0 Million Principal
Remaining balance due to Investors                                            0
Interest Income                                                               0

Pre-Funding Account
Beginning Balance                                                             0
Interest Income                                                               0
Remaining balance due to Investors                                            0

Spread Account
Beginning Balance                                                       5443688
Interest Income                                                           22429

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Oct-98


Number of loans currently owned by Trust                                   6640

Initial Collateral Balance                                             85200000

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                      85200000
Prior Class A Principal Arrearage                                             0



                                              1 Month     2 Months     3 Months
                                    Current    Prior        Prior       Prior

30+ Days Past Due                    4558373   4882612        5875719   5225810
60+ Days Past Due                    1596490   1843153        1737253   1201553
90+ Days Past Due                     988920    602182         823675    593336
Delinquent (30+ days past due)       7143784   7327948        8436646   7020699

Current Month Repos                   605414    596800         259555    685117
New over 90 Days                      628626    594608         546501    582433
Defaults                             1234041   1191408         806056   1267550

Liquidated Contracts
  Repos > 90 Days                     290047    399611         203006     78398
  Closed Repo's                       613944    203555         479268    278280
  Past Due > 120 Days                      0         0          84571     89468
  Chapter 13 Bankruptcy                    0         0         102365         0
  Net Liquidated Accounts             903991    603166         869210    446145

Recoveries - net of expenses          571116    235486         310819    216138

Net Losses                            332875    367680         558390    230008

ACPB                                75260784  77828478       79819637  82421954

                                     6773471

Principal Paid

                01/21/98              570239
                02/21/98             1187300
                03/21/98             1351552
                04/21/98             1748564
                05/21/98             1884175
                06/21/98             1969574
                07/21/98             1484618
                08/21/98             2368108
                09/21/98             1811954

                                    14376085


     National Auto Finance 1998-1 Trust
        Monthly Servicer Certificate
                                   21-Oct-98

                                                                        Amount
World Omni to World Omni ( Servicer) Reconciliation

Opening Principal Balance                                              74702670

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1094419
           Prepaid Accounts                                             -569284
           Repossessed Accounts                                         -807614
                 Total principal reductions                            -2471318

Plus BNI Conversion Write Up

Closing Principal Balance                                              72231352
Closing Principal Balance per BNI                                      71929254
Difference                                                               302098

ACPB Reconciliation

Closing Principal Balance                                              71929254

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                                 1391650


Adjusted Principal Balance                                             73320904

ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                       77828478

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1094419
           Prepaid Accounts                                             -569284

Less: Liquidated Accounts                                               -903991

Plus: BNI Conversion Write Up                                                 0

Current Month ACPB                                                     75260784

Adjusted Principal Balance                                             73320904

Current Month ACPB                                                     75260784

Difference                                                             -1939880

                                                  Repo      Liquidated  Repo
Repo/Liquidated Accounts                        Principal   Principal Inventory

                                    12/31/97           2196      2196         0
                                    01/31/98         121350    121350         0
                                    02/28/98         260050    260050         0
                                    03/31/98         752214    752214         0
                                    04/30/98         620229    620229         0
                                    05/31/98         726667    726667         0
                                    06/30/98         734195    734195         0
                                    07/31/98         321619    303530     18089
                                    08/31/98         879954    300413    579541
                                    09/30/98         807614     13594    794021

                                                    5226090   3834439   1391650


91% Investor Balance:

Ending Class A Balance                             68487313

Current ACPB                                       75260784

Investor Percentage                                   91.00%


        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO

Dated:        September 30, 1998